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                                                                   EXHIBIT 10.43



                            PMP WHITEMARCH ASSOCIATES


                              1348 Gypsy Hill Road
                            Gwynedd Valley, PA 19437



                                February 3, 2000

         Lithium Technologies
         5115 Campus Drive
         Plymouth Meeting, PA 19462-1129
         Attention: George R. Ferment, Executive Vice President

                  Re:      Lease Extension III
                           5115 Campus Drive

         Dear Mr. Ferment:

                  I am writing to confirm our recent discussion regarding an additional extension of the renewal option on the above premises. As you are aware, by letter agreements dated May 4, 1999 and September 19, 1999 the lease option was extended.

                  PMP is willing to extend the option based upon the following terms and conditions:

                           1.       The option is extended for an additional six
                                    (6) month period beyond that granted in the September 19, 1999 letter or until June 30, 2000. Lithium must provide six (6) month notice of its intention not to renew. Pursuant to the foregoing should Lithium elect not to exercise the option during the entire length of the extension it will remain liable under the lease up to and including, December 31, 2000.

                           2. All remaining provision of the parties lease, addendum and letter agreements of May 4, 1999 and September 14, 1999 shall remain in full force and effect.

                  If you are in agreement with the foregoing, kindly execute this letter in the space provided and return it to my attention.



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         George F. Ferment
         February 3, 2000
         -Page 2-



                  Should you have any questions, please do not hesitate to contact me.

                                        Very Truly yours,



                                        /s/ Charles F. Murphy
                                            Charles F. Murphy

         CFM:ce
         cc: Patrick G. Murphy, Esquire

         Reviewed and Accepted
         Lithium Technologies



         By: /s/ George Ferment
             --------------------------------------------
                 George Ferment, Executive Vice President


         Date:             2/10/00
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